Exhibit 10.2.4.5

SECOND AMENDMENT TO AGREEMENT REGARDING LEASES

(“Brookdale Provident Properties”)

THIS SECOND AMENDMENT TO AGREEMENT REGARDING LEASES (this “Amendment”) is made and entered into this 2nd day of March, 2009, by and between PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company (“PSLT-BLC Holdings”), and BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company (“BLC Holdings”), and is joined herein for certain limited purposes by VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Westbury Lessor”), BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company (“Westbury Lessee”), BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company (“Manager”), VENTAS PROVIDENT, LLC, a Delaware limited liability company (“Ventas Provident”), successor-in-interest to Provident Senior Living Trust, a Maryland real estate investment trust, BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (“Guarantor”), the Provident Lessors (as defined below), and the Brookdale Lessees (as defined below).

R E C I T A L S:

WHEREAS, PSLT-BLC Holdings, BLC Holdings and, for certain limited purposes, Manager, the Provident Lessors, the Brookdale Lessees and Ventas Provident (through Ventas Provident’s predecessor-in-interest), are parties to that certain Agreement Regarding Leases dated as of October 19, 2004, which has been modified by that certain letter agreement, dated as of October 19, 2004, that certain letter agreement, dated as of March 28, 2005 (the “Second Letter Agreement”), and that certain First Amendment to Agreement Regarding Leases, dated as of February 11, 2009 (as amended, the “Agreement”);

WHEREAS, Westbury Lessor, as landlord, and Westbury Lessee, as tenant, have entered into that certain Property Lease Agreement, dated of even date herewith (the “Westbury Lease”), pursuant to which Westbury Lessor leases to Westbury Lessee, and Westbury Lessee leases from Westbury Lessor, that certain 82-bed skilled nursing facility commonly known as the Westbury Care Center (such facility, including the land on which it is located and any and all improvements thereon, the “Westbury Facility”), which Westbury Facility is located at 1800 Robin Lane in Lisle, Illinois; and

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings respectively given to such terms in the Agreement; and

WHEREAS, the parties wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated into the body of this Amendment as if fully restated herein.

2. Definitions. The following defined terms in the Agreement are hereby modified as follows:

2.1. “Provident Lessors” shall be modified to include Westbury Lessor, in addition to those entities already included in the definition of such term. Accordingly, Westbury Lessor shall be a “Provident Lessor” under the Agreement. A revised list of those entities that are “Provident Lessors” is attached hereto as Exhibit A.

2.2. “Brookdale Lessees” shall be modified to include Westbury Lessee, in addition to those entities already included in the definition of such term. Accordingly, Westbury Lessee shall be a “Brookdale Lessee” under the Agreement. A revised list of those entities that are “Brookdale Lessees” is attached hereto as Exhibit B.

2.3. “Property Leases” shall be modified to include the Westbury Lease, in addition to those leases already included in the definition of such term. Accordingly, the Westbury Lease shall be a “Property Lease” under the Agreement.

2.4. “Facilities” shall be modified to include the Westbury Facility, in addition to those facilities already included in the definition of such term. Accordingly, the Westbury Facility shall be a “Facility” under the Agreement. A revised list of the Facilities is attached hereto as Exhibit C.

3. Rights and Obligations of Westbury Lessor. The parties hereto acknowledge and agree that (a) unlike the other Provident Lessors, PSLT-BLC Holdings does not own a beneficial interest in Westbury Lessor; (b) notwithstanding PSLT-BLC Holdings’ lack of a beneficial interest in Westbury Lessor, Westbury Lessor shall still be deemed to be a “Provident Lessor” for all purposes under the Agreement, in accordance with Paragraph 2.1 above; (c) notwithstanding Westbury Lessor being deemed a “Provident Lessor” under the Agreement, any and all of PSLT-BLC Holdings’ rights (including, without limitation, consent rights) and obligations under the Agreement shall also jointly apply and be extended to Westbury Lessor, which shall exercise such rights and fulfill such obligations with respect to the Westbury Facility, the Westbury Lease, and the Westbury Lessee, in addition to or in lieu of PSLT-BLC Holdings’ exercise or fulfillment thereof; provided, however, the obligations of PSLT-BLC Holdings under the Agreement that shall hereafter apply to Westbury Lessor shall apply with respect to the Westbury Lease, the Westbury Lessee and the Westbury Facility, only, and Westbury Lessor shall have no obligations whatsoever under the Agreement with respect to any other Property Leases or Facilities; and (d) PSLT-BLC Holdings and Westbury Lessor shall each, jointly or independently, be entitled to exercise any of the rights granted to PSLT-BLC Holdings under the Agreement, except in the event the exercise of any such rights would affect or otherwise involve the Westbury Lease, the Westbury Lessee or Westbury Facility, in which case Westbury Lessor must be involved (either independently or together with PSLT-BLC Holdings) in the exercise of any such rights, otherwise any such exercise shall be deemed ineffective. In addition, the parties hereto acknowledge and agree that any notice and cure periods that apply to PSLT-BLC Holdings under the Westbury Lease shall also apply to Westbury Lessor. Subject to the last sentence of this Paragraph 3, if at any time after the date hereof, PSLT-BLC Holdings and Westbury Lessor are no longer Affiliates, then PSLT-BLC Holdings and Westbury Lessor shall, in all instances in which they owe obligations to BLC Holdings hereunder, act jointly in fulfilling such obligations, and neither shall take any position, or refuse to consent, where such position or refusal shall have the effect of depriving BLC Holdings of its rights hereunder solely because PSLT-BLC Holdings and Westbury Lessor are separate entities and PSLT-BLC Holdings does not hold the ownership interests in Westbury Lessor, it being the intent of the parties that BLC Holdings shall not be adversely affected as a result thereof in any manner. Notwithstanding the foregoing, in the event PSLT-BLC Holdings and/or Westbury Lessor have/has any reason, in their/its sole, but reasonable, discretion, for taking a position or refusing to consent with respect to any matters involving the rights of BLC Holdings under the Agreement, PSLT-BLC Holdings and/or Westbury Lessor shall not be prevented from doing so, regardless of the effect, adverse or otherwise, it may have on BLC Holdings under the Agreement.

4. Facility Management Agreement. The parties hereto acknowledge and agree that (a) the Westbury Facility is not subject to a Facility Management Agreement; and (b) until such time, if ever, as the Westbury Facility is subject to a Facility Management Agreement, (1) there shall be no Facility Management Agreement to terminate for the Westbury Facility in the event of a Management Termination Event, (2) there shall be no payments due and owing to Manager in connection with the Westbury Facility, and (3) BLC Holdings shall have no right to cause Westbury Lessee to terminate the Westbury Lease pursuant to Paragraph 28(c) of the Agreement. The lack of a Facility Management Agreement for the Westbury Facility shall otherwise have no implications with respect to the Agreement. In accordance with the terms of this Paragraph and Paragraph 3 above, notwithstanding that there is no Facility Management Agreement for the Westbury Facility, Westbury Lessor shall be entitled to exercise, either jointly with PSLT-BLC Holdings or independently, all rights and remedies granted to PSLT-BLC Holdings under the Agreement, including, without limitation, those remedies granted to PSLT-BLC Holdings in the event of a Management Termination Event under Paragraph 28(b) of the Agreement.

5. Mandatory Capital Additions. The parties hereto acknowledge and agree that the terms of Paragraph 5 of the Agreement addressing Mandatory Capital Additions and Mandatory Capital Addition Allowances shall not apply to the Westbury Lease or the Westbury Facility and any Capital Additions (and Non-Capital Additions, as defined in the Westbury Lease) made to the Westbury Facility shall be governed by Paragraph 11 of the Westbury Lease (and any other applicable provisions of the Westbury Lease), only.

6. Brookdale Requested Refinancings. The parties hereto acknowledge and agree that Westbury Lessee does not have the right, under the Westbury Lease, the Agreement, or otherwise, to request a Brookdale Requested Refinancing with respect to the Westbury Facility. Accordingly, Paragraph 12(c) shall not apply to the Westbury Facility, and the references to the terms “Brookdale Requested Refinancing,” “Brookdale Requested Refinancing Basis,” and “Brookdale Requested Second Financing Basis” in Paragraphs 12(d) and (e) of the Agreement shall not be relevant to the Westbury Lease or the Westbury Facility.

7. Right of First Refusal. The parties hereto acknowledge and agree that the terms of the Right of First Refusal granted to BLC Holdings under Schedule A of the Second Letter Agreement shall apply to the Westbury Facility. Accordingly, in the event Westbury Lessor shall receive an Offer (as defined in Schedule A of the Second Letter Agreement) to purchase the Westbury Facility, the Westbury Facility shall be deemed a “Purchase Notice Facility” (as defined in Schedule A of the Second Letter Agreement), and Westbury Lessor and BLC Holdings shall thereafter observe all of the terms and conditions required to be followed by PSLT-BLC Holdings and BLC Holdings, respectively, under Schedule A of the Second Letter Agreement.

8. Limitation of Westbury Lessor’s Liability. Without limitation of the terms of Paragraph 11 of the Agreement, if BLC Holdings is awarded a money judgment against Westbury Lessor, then BLC Holdings’ sole recourse for satisfaction of such judgment shall be limited to execution against Westbury Lessor’s ownership interest in the Westbury Facility.

9. Notices. The addresses for Notices provided in Paragraph 15 of the Agreement are hereby deleted in their entirety and replaced with the following:

If to BLC Holdings:	Brookdale Provident Properties, LLC
c/o Brookdale Senior Living, Inc.
111 Westwood Place, Suite 200
Brentwood, Tennessee 37027
Attention: T. Andrew Smith, Esq.
Facsimile: (615) 564-8204

with a copy to:	Brookdale Senior Living, Inc.
6737 W. Washington Street, Suite 2300
Milwaukee, Wisconsin 53214
Attention: Eric W. Hoaglund, Esq.
Facsimile: (414) 918-5054

and to:	Rogers & Hardin LLP
2700 International Tower, Peachtree Center
229 Peachtree Street, N.E.
Atlanta, Georgia 30303-1601
Attention: Miriam J. Dent
Facsimile: (404) 525-2224

If to PSLT-BLC Holdings and/or Westbury Lessor:
PSLT-BLC Properties Holdings, LLC
c/o Ventas, Inc.
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
Attention: Lease Administration
Facsimile: (312) 660-3850

with a copy to:	Ventas, Inc.
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
Attention: General Counsel
Facsimile: (502) 357-9001

and to:	Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 West Madison Street, Suite 3900
Chicago, Illinois 60606
Attention: Douglas W. Anderson
Facsimile: (312) 984-3150

10. Paragraph Numbering in the Westbury Lease. PSLT-BLC Holdings and BLC Holdings acknowledge that the manner in which the subparagraphs are numbered in the Westbury Lease slightly differs from the manner in which the corresponding subparagraphs are numbered in the other Property Leases. In the Westbury Lease, each subparagraph is designated “.1,” “.2,” and so on, as opposed to the other Property Leases, in which each corresponding subparagraph is designated “(a),” (b),” and so on. PSLT-BLC Holdings and BLC Holdings agree that all references in the Agreement to subparagraphs in the Property Leases shall be deemed to refer to the corresponding subparagraph in the Westbury Lease. By way of example, the reference to “Paragraph 25(d) of the Property Leases” in Paragraph 10 of the Agreement shall be deemed to refer, with respect to the Westbury Lease, only, to “Paragraph 25.4” (i.e., the corresponding subparagraph of the Westbury Lease), instead of “Paragraph 25(d).” As a further example, the reference to “Paragraph 18(a)(xiv) of each of the Property Leases” in Paragraph 12(a) of the Agreement shall be deemed to refer, with respect to the Westbury Lease, only, to “Paragraph 18.1(xiv)” (i.e., the corresponding subparagraph of the Westbury Lease), instead of “Paragraph 18(a)(xiv).”

11. Full Force and Effect. Except as otherwise expressly provided herein, the Agreement shall be and remain in full force and effect in accordance with its terms.

12. Counterparts. This Amendment may be executed in one or more multiple counterparts, all of which, when taken together shall constitute one and the same instrument.

13. Facsimile; Email. Executed versions of this Amendment may be delivered by the parties via facsimile or email, either or both of which shall constitute delivery of an original.

14. Severability. The provisions hereof shall be deemed independent and severable, and the invalidity or enforceability of any one provision shall not affect the validity or enforceability of any other provision hereof.

15. Conflicts. If any of the terms, covenants or conditions of this Amendment conflict with the terms, covenants or conditions of the Agreement, the terms, covenants and conditions of this Amendment shall control. From and after the date of this Amendment, references to the “Agreement” shall mean the Agreement as amended by this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

PSLT-BLC HOLDINGS:

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

	By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

		By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

			By:	/S/ T. Richard Riney
			Name:	T. Richard Riney
			Its:	Executive Vice President/ Corporate Secretary

BLC HOLDINGS:

BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

JOINDER BY WESTBURY LESSOR

Westbury Lessor joins into this Amendment for the limited purposes of acknowledging (a) the foregoing terms of this Amendment, and (b) the right of BLC Holdings to exercise the Renewal Terms and agreeing that any exercise of the applicable Renewal Term(s) by BLC Holdings in accordance with the terms of Paragraph 3(b) of the Agreement shall constitute an exercise by Westbury Lessee of such Renewal Term(s) in accordance with the terms of Paragraph 4.2 of the Westbury Lease.

WESTBURY LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/ Corporate Secretary

JOINDER BY WESTBURY LESSEE

Westbury Lessee joins into this Amendment for the limited purposes of acknowledging (a) the foregoing terms of this Amendment, (b) that if an Event of Default (as defined in the Westbury Lease) has occurred and is continuing, Westbury Lessor and PSLT-BLC Holdings shall have the right to exercise their remedies set forth in the Agreement, and (c) the provisions of Paragraph 3(b) of the Agreement with respect to the right of BLC Holdings to exercise the Renewal Terms and agreeing that any exercise of the applicable Renewal Term(s) by BLC Holdings in accordance with the terms of Paragraph 3(b) of the Agreement shall be binding upon the Westbury Lease and shall constitute an exercise of such Renewal Term(s) in accordance with the terms of Paragraph 4.2 of the Westbury Lease.

WESTBURY LESSEE:

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY MANAGER

Manager joins into this Amendment for the limited purposes of acknowledging the foregoing terms of this Amendment.

MANAGER:

BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY VENTAS PROVIDENT

Ventas Provident joins into this Amendment for the limited purposes of acknowledging the foregoing terms of this Amendment and, in particular, for acknowledging the impact that the expansion of the defined terms in Paragraph 2 of this Amendment will have on Paragraph (c) of Schedule A to the Second Letter Agreement.

VENTAS PROVIDENT:

VENTAS PROVIDENT, LLC, a Delaware limited liability company

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/ Corporate Secretary

JOINDER BY GUARANTOR

Guarantor joins into this Amendment for the limited purposes of acknowledging (a) the foregoing terms of this Amendment including, without limitation, the impact that the expansion of the defined terms in Paragraph 2 of this Amendment will have on the Guaranteed Obligations (as defined in the Guaranty), and (b) that the Guaranteed Obligations shall remain unmodified (except to the extent such Guaranteed Obligations are modified by the foregoing terms of this Amendment) and continue until such time as the Guaranty terminates.

GUARANTOR:

BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

JOINDER BY PROVIDENT LESSORS

In addition to Westbury Lessor, which has already executed this Amendment above, each of the Provident Lessors joins into this Amendment for the limited purpose of acknowledging the foregoing terms of this Amendment.

PROVIDENT LESSORS:

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

	By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

		By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

			By:	/S/ T. Richard Riney
			Name:	T. Richard Riney
			Its:	Executive Vice President/ Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

	By:	/S/ T. Richard Riney
	Name:	T. Richard Riney
	Its:	Executive Vice President/ Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/ Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/ Corporate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited liability company

By:	Brookdale Living Communities of California-San Marcos, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Manager

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Manager

RIVER OAKS PARTNERS, an Illinois general partnership

By:	Brookdale Holdings, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HOFFMAN ESTATES, LLC, a Delaware limited liability company

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Manager

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership

By:	Brookdale Holdings, LLC, a Delaware limited liability company, its general partner

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By:	PSLT-BLC Properties Holdings, LLC, a Delaware limited liability company, its sole member

By:	PSLT OP, L.P., a Delaware limited partnership, its sole member

By:	PSLT GP, LLC, a Delaware limited liability company, its sole general partner

By:	Ventas Provident, LLC, a Delaware limited liability company, its sole member

By:	/S/ T. Richard Riney
Name:	T. Richard Riney
Its:	Executive Vice President/
Corporate Secretary

JOINDER BY BROOKDALE LESSEES

In addition to Westbury Lessee, which has already executed this Amendment above, each of the Brookdale Lessees joins into this Amendment for the limited purpose of acknowledging the foregoing terms of this Amendment.

BROOKDALE LESSEES:

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By:	BLC-Woodside Terrace, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-ATRIUM OF SAN JOSE, L.P., a Delaware limited partnership

By:	BLC-Atrium of San Jose, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:	BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-CHATFIELD, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC., a Delaware corporation

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-THE HALLMARK, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-DEVONSHIRE OF LISLE, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-THE WILLOWS, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company

By:	/S/ Eric Hoaglund
Name:	Eric Hoaglund
Its:	Assistant Secretary

BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By:	BLC-The Berkshire of Castleton, LLC, a Delaware limited liability company, its general partner

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:

BLC-EDINA PARK PLAZA, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-BRENDENWOOD, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-PONCE DE LEON, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-THE GABLES AT BRIGHTON, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

BLC-PARK PLACE, LLC, a Delaware limited liability company

By:	/S/ Eric W. Hoaglund
Name:	Eric W. Hoaglund
Its:	Assistant Secretary

Exhibit A

Provident Lessors

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California, LLC

BLC of California-San Marcos, L.P.

Brookdale Living Communities of Connecticut, LLC

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of Connecticut-WH, LLC

Brookdale Living Communities of Florida, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-HV, LLC

River Oaks Partners

Brookdale Living Communities of Illinois-Hoffman Estates, LLC

The Ponds of Pembroke Limited Partnership

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of Illinois-HLAL, LLC

Brookdale Living Communities of Illinois-II, LLC

PSLT-BLC Properties Holdings, LLC, successor to BLC of Indiana-OL, L.P.

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New Jersey, LLC

PSLT-BLC Properties Holdings, LLC, successor to Brookdale Living Communities of New Mexico-SF, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

Ventas Realty, Limited Partnership

Exhibit B

Brookdale Lessees

BLC-Springs at East Mesa, LLC BLC-Woodside Terrace, L.P.

BLC-Atrium of San Jose, L.P.

BLC-Brookdale of San Marcos, L.P.

BLC-Gables at Farmington, LLC

BLC-Chatfield, LLC

Brookdale Living Communities of Florida, Inc.

BLC-The Hallmark, LLC

BLC-Kenwood of Lake View, LLC

BLC-The Heritage of Des Plaines, LLC

BLC-Devonshire of Hoffman Estates, LLC

BLC-Devonshire of Lisle, LLC

BLC-The Willows, LLC

BLC-Hawthorne Lakes, LLC

BLC-The Berkshires of Castleton, L.P.

BLC-River Bay Club, LLC

BLC-Edina Park Plaza, LLC

BLC-Brendenwood, LLC

BLC-Ponce de Leon, LLC

BLC-The Gables at Brighton, LLC

BLC-Park Place, LLC

Brookdale Living Communities of Illinois-DNC, LLC

Exhibit C

Facilities

PROPERTY NAME	STATE	CITY	COUNTY
1. The Springs of East Mesa	Arizona	Mesa	Maricopa

2. Woodside Terrace	California	Redwood City	San Mateo

3. The Atrium	California	San Jose	Santa Clara

4. Brookdale Place at San Marcos	California	San Marcos	San Diego

5. The Gables at Farmington	Connecticut	Farmington	Hartford

6. Chatfield	Connecticut	West Hartford	Hartford

7. The Classic at West Palm Beach	Florida	West Palm Beach	Palm Beach

8. The Hallmark	Illinois	Chicago	Cook

9. The Kenwood of Lake View	Illinois	Chicago	Cook

10. The Heritage of Des Plaines	Illinois	Des Plaines	Cook

11. The Devonshire of Hoffman Estates	Illinois	Hoffman Estates	Cook

12. The Devonshire of Lisle	Illinois	Lisle	DuPage

13. Westbury Care Center	Illinois	Lisle	DuPage

14. The Willows	Illinois	Vernon Hills	Lake

15. Hawthorn Lakes	Illinois	Vernon Hills	Lake

16. The Berkshire of Castleton	Indiana	Indianapolis	Marion

17. River Bay Club	Massachusetts	Quincy	Norfolk

18. Edina Park Plaza	Minnesota	Edina	Hennepin

19. Brendenwood	New Jersey	Voorhees	Camden

20. Ponce de Leon	New Mexico	Santa Fe	Santa Fe

21. The Gables at Brighton	New York	Rochester	Monroe

22. Park Place	Washington	Spokane	Spokane